Share Repurchase Program	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Share Repurchase Program

(13) Share Repurchase Program

In August 2019, the Company’s board of directors approved a share repurchase program of up to $25,000 of the Company’s common shares. Under the program, the Company may purchase its common shares from time to time in the open market, in privately negotiated transactions or such other manner as will comply with applicable laws and regulations. The authorization did not obligate the Company to acquire a specific number of shares during any period, but it may be modified, suspended or terminated at any time at the discretion of the Company’s board of directors. During the year ended December 31, 2019, the Company repurchased 878,637 shares at an average price of $9.75 and for a total amount of $8,597, including commission paid.